UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  June 30, 2021

Item 1. Report to Stockholders.

(a)	[Insert full text of semi-annual report here]

Palm Valley Capital Fund

Investor Class – PVCMX

SEMI-ANNUAL REPORT
June 30, 2021

PALM VALLEY CAPITAL FUND

INVESTMENT PERFORMANCE (%) as of June 30, 2021

	Total Return				Annualized Return
	Inception	Quarter	YTD	1 Year	Since Inception
Palm Valley Capital Fund	4/30/19	1.16%	4.79%	11.84%	11.50%
S&P SmallCap 600 Index		4.51%	23.56%	67.40%	18.94%
Morningstar Small Cap Index		4.23%	16.34%	57.79%	17.77%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be higher or lower than the performance quoted.  Performance of the Fund current to the most recent quarter-end can be obtained by calling 904-747-2345.

As of the most recent prospectus, the Fund’s gross expense ratio is 3.44% and the net expense ratio is 1.31%.  Palm Valley Capital Management has contractually agreed to waive its management fees and reimburse Fund operating expenses through at least April 30, 2022.

Where the Cakewalk Ends

“If something cannot go on forever, it will stop.”

– Herbert Stein

July 1, 2021

Dear Fellow Shareholders,

A forty-minute scenic drive south on A1A from our office is the St. Augustine Alligator Farm.  Founded in 1893, the attraction once was home to Gomek, a hulking 18 foot long, 1,900-pound saltwater crocodile that was one of the largest zoo crocodiles ever.  Visitors can currently view albino alligators, zip-line over crocodiles, and meet a two-toed sloth up close.  However, the signature event is the alligator feeding taking place in the early afternoon, during which a trainer dangles dead rats and chickens over a lagoon of 250 hungry American alligators.  Anything thrown into the congregation of gators would meet the same fate as the bad guys when Indiana Jones cuts the rope bridge in Temple of Doom.  Rather than a feeding frenzy, it’s a controlled demonstration of how a person can summon scores of hungry wild animals to channel their attention on a single carcass.  In other words, it’s just like r/WallStreetBets.

PALM VALLEY CAPITAL FUND

Recently overheard in conversations across America: “Hey, what do you know about [insert meme stock/cryptocurrency]?  I saw it mentioned on [social media platform] and bought [way too much].  I made [a lot] in [very little time]!”  One unbelievable Yahoo Finance-Harris poll reported that 28% of Americans bought GameStop or other meme stocks in January.  Conversations about risk almost universally fall on deaf ears to those who’ve been bitten by the stock gambling bug and have gains to show.  It’s easier to just offer congratulations.  We’re treating the meme stock and altcoin hijinks like a visit to the alligator farm—great for educational purposes, but best to keep a safe distance.

While certain sideshows like cryptocurrencies and Tesla are sharply down from their highs, major equity indexes reflect nothing but blue skies.  Retail traders’ share of stock market volume has surged since the lockdowns, and the number of individuals opening brokerage accounts is at a record pace in 2021.  The FOMO-driven speculation in the second quarter was reminiscent of the technology bubble, when IPOs would race higher by a hundred percent or more in a single session and day trading was all the rage.  The bar for speculating may have been higher back then, since traders weren’t starting with stimulus house money and the risk-free alternative was not so dire.  Fortunes were made and lost.  Hard lessons were learned about the dangers of gambling in the stock market.

In the wake of the technology crash, the housing bubble escalated on the false notion that everyone should own a home and that housing prices would never fall.  The bust ruined many hard-working folks who made poor financial decisions about shelter that would haunt them for years.  From the doldrums of 2009, the Fed resuscitated and inflated housing, stock prices, and almost every other financial asset by keeping interest rates suppressed.  Those market forces have been amplified by reckless fiscal policy.  The coronavirus pandemic incinerated any remaining shred of fiscal discipline left in the U.S. government.

We’re in the Mother of All Bubbles.  The mania is deep and wide, coursing through young and old asset classes: stocks, bonds, real estate, art, cryptocurrencies, NFTs, designer dogs, etc.  Some believe investors are repeating the same mistakes—treating the stock market like a casino and overspending on housing.  Others argue it’s different this time, since we have the Fed and Congress lined up in formation to defend against all downturns.  For the better part of a decade, stocks have been at or near new highs almost all the time.  The S&P 500 has compounded at 14.82% annualized over ten years, 17.62% over five years, and 40.77% over one year.  Making money has been a cakewalk for investors and speculators of all stripes.  In our opinion, it gets harder from here.

PALM VALLEY CAPITAL FUND

The consensus view is for a Goldilocks expansion where the government continues to absorb massive deficits to produce the illusion of a robust economy.  It’s been 35 years since economist Herbert Stein postulated that deficits would eventually be tempered by market forces, but the U.S. borrowing binge has accelerated.  This leverage has substantially magnified risk, which is why policy responses to downturns are so extreme.  Our collective borrowing has enabled us to pull forward demand for goods and services, just as low interest rates have brought forward returns for financial assets.  We’re at historical highs for asset prices, corporate earnings, average valuation multiples, debt, and deficits.  As economic policies and asset prices have progressed from unusual to unprecedented, we could be approaching the end.

At Palm Valley, we are believers in business and market cycles.  The next economic downturn could be sooner than most investors are expecting.  The government may continue with extraordinary stimulus and handouts, artificially boosting demand and restricting supply.  While this inflationary option seems like the path of least resistance today, we would expect it to eventually bring higher interest rates and cause economic mayhem.  Corporate credit quality has deteriorated over the last 15 years.  For small cap companies which have borrowings in excess of cash, the median Net Debt/EBITDA ratio soared to 4.25x in 2020.

PALM VALLEY CAPITAL FUND

Alternatively, Congress could cool its fiscal cannons, most likely due to political gamesmanship rather than a nostalgic idea that there should be limits to borrowing.  Economic growth has been propelled by increasing debt, made possible by low interest rates.  We doubt the government can rein in deficits without producing turmoil.

Inflation took center stage in the second quarter, with spiking prices for everything from commodities to used cars.  Rents also rose at the fastest pace in years, which will inject some reality into reported CPI, since it ignores skyrocketing home prices (up 24% year-over-year).  Retail inventories are the lowest relative to sales, by a longshot, since the U.S. Census Bureau began collecting data.  Even if high inflation is transitory, it will permanently harm anyone with an income that didn’t keep up.

The U.S. is experiencing the largest disparity ever between available jobs and people willing to work.  Job postings on Indeed.com are 30% above pre-pandemic levels.  Less-skilled workers are enjoying meaningful wage gains.  Many fast-food restaurants and retailers have set starting pay at $15 per hour or more, but that still hasn’t been enough to outrun the welfare benefits of the COVID-19 relief bill.  There has been a noticeable decline in service levels—skipped home garbage pickups, slower lines for takeout, and missed deliveries.  Letters are routinely disappearing at the Post Office.  Contractors are backlogged and many are throwing out ridiculous quotes for work.  You may want to defer building a pool right now.

PALM VALLEY CAPITAL FUND

CEO confidence, as reported by the Conference Board, hit an all-time in Q2.  S&P 500 earnings fell 18% in 2020 but are expected to rebound 52% in 2021.  That would place profits 24% above 2019 levels.  It doesn’t take a genius to see why public companies are producing strong earnings.  Since the onset of the pandemic, monthly personal income has averaged 7% above February 2020.  The year-over-year increase for March 2021 was 30%!  Consumer spending impulses are in overdrive due to the combination of the wealth effect and stimulus payments.  Earnings for many businesses probably do not reflect sustainable demand.  Direct payments from the government either must be made permanent or many companies are going to be challenged to sustain revenue.

The universe of small caps without significant operational or financial risk is shrinking rapidly.  Leverage for the typical indebted small cap places them squarely in junk bond issuer territory.  However, for those Russell 2000 Index constituents with clean balance sheets, or cash exceeding debt, a record percentage of them (62%) are unprofitable.  This is not due to the pandemic but is a multiyear trend.  Regardless of sky-high prices, it’s hard to find a good business with a clean balance sheet.

When discussing small caps, we typically focus on the Russell 2000, since it’s the broadest and most popular small cap benchmark.  The Russell’s membership is dispassionately formed through a market capitalization ranking, so it is a democratic index.  The downside is that it’s an increasingly unsuitable benchmark for investors who avoid speculative businesses.  In the second quarter, AMC’s

PALM VALLEY CAPITAL FUND

market cap grew by $24.5 billion, and the stock accounted for approximately 74 basis points, or 17% of the Russell 2000 Index’s entire quarterly return.  During the annual Russell reconstitution that was finalized last week, approximately three-quarters of index additions were unprofitable versus roughly half of deleted members.

In contrast, the S&P SmallCap 600 requires new members to have produced profits over the trailing twelve months and most recent quarter.  The S&P index committee can also add and remove firms at will.  By largely avoiding the trash heap, the SmallCap 600 has delivered superior performance versus the Russell 2000 over their histories.  However, while SmallCap 600’s additions must initially be profitable, they don’t have to stay profitable.  Inevitability, this benchmark has also reflected the reality of easy money and how that alters the corporate landscape.  Furthermore, quality small caps are alarmingly expensive, even as profits for many businesses negatively impacted by the pandemic have recovered.  The curated SmallCap 600 constituents sell for a median EV/EBIT multiple of 31x (nonfinancials).  Ignoring the unprofitable companies, small caps have a median multiple 20% higher than the quarter before the pandemic.  Including the financial sector, trailing earnings for profitable S&P SmallCap firms are 31% higher than they were at the end of 2019.  Higher multiples on higher, stimulus-goosed earnings.  U.S. stocks have hovered at extreme valuations for so long that most skeptics, bears, and absolute return investors are gone.

Arguing in support of 1980s deficit spending, Herb Stein said, “If something cannot go on forever, it will stop.”  Five years later, Vanilla Ice rapped, “Will it ever stop, yo, I don’t know.”  Taking a flippant attitude toward risk has been very profitable this cycle.  The Fed backstop (“If there was a problem, yo, I’ll solve it”) has seemingly demolished the utility of historical market signals.  In an economy with so many distortions, it’s nearly impossible to have confidence about the timing of the downcycle.  Nevertheless, if you believe in cycles, as we do, then it’s time to choose your side.

………………………………………………………………………………………………………………………

For the six months ending June 30, 2021, the Fund gained 4.79%, while the S&P SmallCap 600 and Morningstar Small Cap indexes rose 23.56% and 16.34%, respectively.  The Fund’s equity-only return was 27.36% for the year-to-date period.  However, cash represented 78.5% of Fund assets at the beginning of the year and 81.4% of assets at the end of June, which caused the Fund to underperform its benchmarks.  The Fund’s high cash levels are due to our inability to find small caps that meet our absolute return criteria.

PALM VALLEY CAPITAL FUND

For the second quarter ending June 30, 2021, the Palm Valley Capital Fund returned 1.16% versus 4.51% for the S&P SmallCap 600 and 4.23% for the Morningstar Small Cap Index.  The underperformance versus benchmarks was due to the Fund’s cash position.  The Fund’s equities returned 6.94% during the quarter.

Top 10 Holdings (6/30/21)	% Assets
Sprott Physical Silver Trust	3.56%
Crawford & Company (A & B)	3.42%
Cabot Oil & Gas	2.11%
Amdocs	2.05%
Osisko Gold Royalties	1.59%
Sprott Physical Gold Trust	1.50%
Natural Gas Services	1.48%
WH Group ADR	1.03%
SSR Mining	1.02%
Vidler Water Resources	0.81%

The top contributors to the Fund’s year-to-date return were Protective Insurance (ticker: PTVCB), Crawford & Co. (CRD/A, CRD/B), and Scholastic (ticker: SCHL).  On February 16th, The Progressive Corporation announced the acquisition of Protective Insurance for a 63% premium to the 30-day average trading price.  We owned Protective since the Fund’s inception and had been encouraged by gradual progress made on reducing the firm’s combined ratio, which in the fourth quarter finally broke below 100%, representing underwriting profitability.  Industry conditions for commercial trucking insurers are very challenging because of nuclear jury awards.  However, Protective and many of its peers have been aggressively raising premiums and stepping away from undesirable risks.  The stock was at 0.6x tangible book value and had not responded positively to improving fundamentals or announcements indicating the possibility of strategic alternatives.  We find it ironic that it took a takeover at a large premium for Protective’s stock to basically mimic what most other small caps have done anyway since the November election.

Crawford & Company finished 2020 with robust results in its claims businesses and improving trends for third-party administration, which is tied to employment levels.  Revenue from weather surge events increased 58% over 2019, lifting Crawford’s overall sales by 5% for the year and helping to offset the adverse impact of the pandemic.  The company benefited in the first quarter of 2021 from claims tied to the Texas winter storms.  Due to paying down debt and reducing pension obligations, Crawford’s financial position is the strongest it has been in years.  Crawford’s stock had not kept pace with the small cap market’s 2020 rally but perked up in January.  However, the shares fell during the second quarter.  The stock is trading for less than 8x operating profit and a double-digit free cash flow yield.  This is an attractive absolute valuation and incredibly low relative to market multiples.

PALM VALLEY CAPITAL FUND

Although Scholastic’s earnings have been adversely impacted by a significant reduction in school-based book fairs due to COVID-19 protocols, the trade channel business is excelling, and management has meaningfully reduced the company’s expenses.  We think the business will recover as the country fully returns to in-person instruction for elementary students.

The Fund had no positions that negatively impacted performance by more than 10 basis points during the first six months of 2021.

During the second quarter, we sold Scholastic (ticker: SCHL), Carters (ticker: CRI), EZCORP (ticker: EZPW), and United-Guardian (ticker: UG) after the share prices exceeded our intrinsic value estimates.  These companies were negatively impacted by the pandemic but are beginning to see light at the end of the tunnel.  On June 1st, Progressive closed its acquisition of Protective Insurance (ticker: PTVCB).  We completely exited the Fund’s Protective position shortly before closing.

During Q2, we purchased Cabot Oil & Gas (ticker: COG) and Vidler Water Resources (ticker: VWTR).  Cabot is an exploration and production company focused on natural gas and the Marcellus Shale.  Cabot prides itself on being a low-cost producer that generates attractive returns on capital and free cash flow.  Due to its reserve base and low-cost structure (all-in operating expenses were $1.43/mcf in 2020), Cabot has been able to generate free cash flow for five consecutive years.  The company has used its free cash flow to pay a dividend, buy back stock, and reduce debt.  Cabot’s dividend is currently yielding 2.7%. The company is committed to returning at least of 50% of free cash flow to shareholders.  We think Cabot, along with several other exploration and production companies, are transforming from focusing on growing production to generating and returning free cash flow.

We initially purchased Cabot on April 30, 2021.  On May 24th, Cabot announced a merger agreement with Cimarex Energy.  Cimarex is an exploration and production company with reserves in the Permian and Anadarko basins.  Cimarex is also considered a low-cost producer, but with a higher mix of oil.  The merger is expected to diversify the combined company’s asset mix, which management believes will allow it to generate free cash flow across a wide range of commodity price scenarios.  At $60 oil and $3 natural gas, the merged firm is expected to generate $5.7 billion in free cash flow over the next three years, or a 12% annualized free cash flow yield.  We expect a meaningful portion of this free cash flow to be distributed to shareholders in the form of regular and variable dividends.  Assuming current energy prices hold, we believe the combined company will generate a dividend yield greater than most regulated utilities.

Vidler Water Resources controls water rights in western states.  Water rights are the legal authority to use water from a stream, river, or lake.  The American West is experiencing a severe drought, and water is increasingly scarce.  Vidler’s primary assets are water rights needed for development north of Reno, Nevada and water stored in Arizona that can be used to mitigate shortfalls from the drought.  The company sells its water rights to private companies, developers, and municipalities.  Vidler has an extremely clean and simple balance sheet with hardly any

PALM VALLEY CAPITAL FUND

liabilities.  We valued the business based on a price per “acre-foot” of water rights and storage credits using comparable transactions and the company’s own sales history.

The opportunity exists because Vidler used to be part of a larger firm called PICO Holdings that was involved in various activities and failed to create any shareholder value over two decades.  Under new leadership, the business was streamlined down to the water rights business of Vidler.  The timeline for sales of water assets has been routinely pushed back, which is due to permitting delays for new Reno housing developments and the patchwork of regulations associated with claiming and selling water rights.  We believe the firm is now closing in on monetizing its major assets.  Vidler’s plan is to return capital to shareholders, and management is incentivized to make it happen soon.

Given record valuations for nearly all “normal” operating businesses, the equity holdings of the Palm Valley Capital Fund are now centered on the commodity and precious metals sectors.  We own oil, natural gas, water, pigs, gold, and silver.  During June, WH Group (ticker: WHGLY), the world’s largest pork producer and a newer Fund holding, announced an accelerated share repurchase at a premium.  The U.S. and Chinese pork industries have received significant press coverage recently, after pork prices spiked and then retreated due to a recovery of the Chinese hog herd from African swine fever.  WH Group earns the majority of its profits from packaged meats as opposed to the volatile business of raising hogs.

Everything was working beautifully for gold and silver in Q2 until June 17th, when the Fed pretended to inch a teensy bit toward raising rates over two years from now.  Gold and silver sold off sharply on this “hawkish” tilt, wiping out months of gains.  While stocks initially dipped as well after the Fed meeting, they fully recovered within days.  Cognitive dissonance to the maximus.  Buying the equity dip has been super dependable for many years.  For precious metals, not so much.  Haters say you don’t need precious metals if inflation is tame, and if it’s hot like the present, the prospect of rising rates will smack gold and silver down.  We continue to believe precious metals are a nice fit with our elevated cash position given the current inflationary backdrop and deeply negative real rates.

We received a few inquiries about the high turnover rate published in the Fund’s latest prospectus.  Per regulatory requirements, turnover is calculated as the lesser of purchases or sales against the average value of long-term positions, excluding cash.  The turnover shown is not the turnover of the portfolio, which for us is mostly cash right now.  In an extreme example, a portfolio that bought and sold one 1% position over a year and had no other investments would show 100% turnover even though 99% of the portfolio was in cash equivalents.  Moreover, the Palm Valley Capital Fund experienced inflows that were weighted toward the end of 2020.  Our purchase and sales activity later in the year reflected higher dollar amounts compared to the average value of the Fund throughout the year, which also inflated our disclosed turnover rate.  Despite the potentially confusing nature of the statistic, the Fund’s equity turnover was elevated in 2020.  We embrace it!  We sell holdings when they reach our fair value estimates.  The small cap market moved a lot in both directions last year, providing us opportunities to deploy capital and monetize gains.  In volatile markets like 2020, our turnover is probably going to be high.

PALM VALLEY CAPITAL FUND

The bestselling children’s poetry book ever, Where the Sidewalk Ends, written by Shel Silverstein in 1974, was almost an early victim of cancel culture.  In the ‘80s several libraries banned the book for a variety of reasons, including objecting to the silly poem “Dreadful” because of fears it could encourage kids to engage in cannibalism.  “Someone ate the baby, It’s absolutely clear, Someone ate the baby, ‘Cause the baby isn’t here.”  A 1999 sell side technology analyst might even blush at the huge leap required to make that macabre assumption.  Where the Sidewalk Ends embraces the imagination of youth.  Children have a different way of looking at the world.

A vivid imagination can be a dangerous trait for a value investor.  Instead of accepting what’s staring them in the face, they search for reasons why it isn’t so.  A 40x P/E on a firm growing at 3% would’ve made past value investors run for the hills.  Now, “The earnings yield still beats a bond.”  Or, “Let’s buy that new SPAC.  The management team promised to only acquire an undervalued business.”  How about, “Earnings are going to jump 50% this year.  I’m not worried about after that because Congress has to keep renewing the stimulus.”  And some of our favorites: “Debt doesn’t matter anymore” and “The CPI actually overstates inflation, according to the Fed.”  From where we sit, you really have to stretch your mind to justify what’s occurring in today’s capital markets as sustainable.

When did investing become child’s play?  Investor dreamers, wishers, liars, hope-ers, pray-ers, and magic bean buyers—they’re all winning, but unfortunately for the wrong reasons.  The stock market is supposed to exist to provide companies a venue for raising capital for productive use.  Investors can share in the profits of these firms.  When the cost of capital is close to zero, everything seems to make sense.  So, we have massive quantities

PALM VALLEY CAPITAL FUND

of money chasing marginal projects, being used for overvalued share buybacks, and spawning new assets whose backers say are going to change the world.  It’s been an amazing run for stock investors and speculators.  Trees don’t grow to the sky.  Even magic beanstalks stop above the clouds.

Thank you for your investment.

Sincerely,

Jayme Wiggins Eric Cinnamond

Mutual fund investing involves risk.  Principal loss is possible. The Palm Valley Capital Fund invests in smaller sized companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

Before investing in the Palm Valley Capital Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. The Prospectus contains this and other important information and it may be obtained by calling 904-747-2345. Please read the Prospectus carefully before investing.

Past performance is no guarantee of future results.  Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.  Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

The S&P SmallCap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Morningstar Small Cap Total Return Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  It is not possible to invest directly in an index.

The Palm Valley Capital Fund is distributed by Quasar Distributors, LLC.  Opinions expressed are those of the author, are subject to change at any time, are not guaranteed and should not be considered investment advice.

PALM VALLEY CAPITAL FUND

Definitions:
Acre-foot: The volume of one acre of water to a depth of one foot. Roughly 326,000 gallons.
Altcoin: A cryptocurrency other than Bitcoin.
Basis points: One hundredth of a percentage point (0.01%).
CPI: Consumer Price Index, which seeks to measure the prices paid by consumers.
Cryptocurrency: A digital currency where records are maintained by a decentralized system using cryptography.
EV/EBIT: Represents the Enterprise Value of a company (Market Capitalization – Cash + Debt) divided by its trailing twelve-month Earnings Before Interest and Taxes (i.e. operating income).
EXANTE Altcoin Cryptocurrency Index: An index of altcoins that cover 20% of the crypto market capitalization.
FOMO: Fear of missing out.
Free cash flow: Cash From Operating Activities minus Capital Expenditures.
IPO: Initial Public Offering.
LBMA: London Bullion Market Association.
Mcf: Measurement of natural gas equal to 1,032 cubic feet or 1 million British Thermal Units.
Meme stock: Stocks experiencing significant increases in trading volume, typically driven by social media.
Net Debt/EBITDA: Debt minus Cash divided by Earnings Before Interest Taxes Depreciation & Amortization.  A measure of financial leverage.
NFT: Non-fungible token.  A digital asset stored on the blockchain.
P/E: Price to Earnings ratio.  Equal to market capitalization divided by net income.
r/WallStreetBets: A popular Reddit (social media) message board for meme stock ideas.
Russell 2000: An American small-cap stock market index based on the market capitalizations of the bottom 2,000 companies in the Russell 3000 Index.
S&P 500: An American stock market index based on the market capitalizations of 500 large companies.
S&P SmallCap 600: An American stock market index based on the market capitalizations of 600 small capitalization companies.

PALM VALLEY CAPITAL FUND

Expense Example (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2021)	(1/1/2021)	(6/30/2021)	(1/1/2021 to 6/30/2021)
Investor Class
Actual(2)	1.25%	$1,000.00	$1,047.90	$6.35
Hypothetical
(5% annual return before expenses)	1.25%	$1,000.00	$1,018.60	$6.26

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from January 1, 2021 through June 30, 2021, of 4.79% for Investor Class.

PALM VALLEY CAPITAL FUND

Allocation of Portfolio(1) (Unaudited)
As of June 30, 2021
(% of Net Assets)

Top 10 Equity Holdings(1) (Unaudited)
As of June 30, 2021
(% of Net Assets)

Sprott Physical Silver Trust	3.54%
Crawford & Company, Class A & B	3.40%
Cabot Oil & Gas Corp.	2.10%
Amdocs, Ltd.	2.04%
Osisko Gold Royalties, Ltd.	1.58%
Sprott Physical Gold Trust	1.49%
Natural Gas Services Group, Inc.	1.48%
WH Group Ltd.	1.03%
SSR Mining, Inc.	1.02%
Vidler Water Resources, Inc.	0.80%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PALM VALLEY CAPITAL FUND

Schedule of Investments (Unaudited)
June 30, 2021

	Shares	Value
COMMON STOCKS – 18.53%

Agencies, Brokerages, and
Other Insurance Related Activities – 3.40%
Crawford & Company, Class A	105,905	$960,558
Crawford & Company, Class B	52,723	453,418
		1,413,976
Agriculture, Construction, and Mining Machinery – 0.05%
Gencor Industries, Inc. (a)	1,665	20,246

Computer Systems Design Services and Related Services – 2.04%
Amdocs Ltd.	10,976	849,103

Food-Meat Products – 1.03%
WH Group Ltd. – ADR	23,751	427,043

Metal Ore Mining – 1.58%
Osisko Gold Royalties Ltd. (b)	48,101	658,984

Oil and Gas Extraction – 2.10%
Cabot Oil & Gas Corp.	49,983	872,703

Securities and Commodities Contracts Intermediary – 5.02%
Sprott Physical Gold Trust (a)(b)	44,094	618,639
Sprott Physical Silver Trust (a)(b)	158,488	1,470,768
		2,089,407
Support Activities for Metal Mining – 1.02%
SSR Mining, Inc. (b)	27,099	422,474

Support Activities for Oil & Gas Operations – 1.48%
Natural Gas Services Group, Inc. (a)(b)	59,728	614,004

Water Sewage and Other Systems – 0.81%
Vidler Water Resources, Inc. (a)	25,209	335,280
Total Common Stocks
(Cost $6,584,008)		7,703,220

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2021

	Shares	Value
SHORT TERM INVESTMENTS – 81.25%

Money Market Fund – 81.25%
First American Treasury Obligations Fund, Class X 0.01% (c)(d)	33,784,593	$33,784,593
Total Short Term Investments
(Cost $33,784,593)		33,784,593

Total Investments
(Cost $40,368,601) – 99.78%		41,487,813
Other Assets In Excess of Liabilities – 0.22%		91,225
Total Net Assets – 100.00%		$41,579,038

ADR – American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.
(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2021

ASSETS:
Investments, at value (Cost $40,368,601)	$41,487,813
Receivable for Fund shares sold	512,984
Dividends and interest receivable	13,541
Prepaid expenses and other receivables	23,401
Total assets	42,037,739

LIABILITIES:
Payable for Fund shares redeemed	266,064
Payable for investments purchased	140,296
Payable for fund administration and fund accounting fees	14,765
Payable to Advisor	10,590
Payable for audit fees	8,918
Distribution fees payable	8,153
Payable for transfer agent fees and expenses	3,002
Payable for compliance fees	1,983
Payable for custodian fees	1,967
Accrued expenses and other liabilities	2,963
Total liabilities	458,701

NET ASSETS	$41,579,038

NET ASSETS CONSIST OF:
Paid-in capital	$38,885,867
Total distributable earnings	2,693,171
Total net assets	$41,579,038

Investor Class
Shares
Net assets	$41,579,038
Shares issued and outstanding(1)	3,397,511
Net asset value, offering, and redemption price per share(2)	$12.24

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2021

INVESTMENT INCOME:
Dividend income (net of foreign withholding taxes of $850)	$51,749
Interest	5,273
Total investment income	57,022

EXPENSES:
Investment advisory fees (See Note 3)	155,589
Fund administration and accounting fees (See Note 3)	50,008
Distribution fees (See Note 5)	43,219
Transfer agent fees (See Note 3)	18,615
Federal and state registration fees	14,773
Legal fees	11,797
Audit fees	8,918
Trustees’ fees (See Note 3)	6,465
Compliance fees (See Note 3)	6,058
Custodian fees (See Note 3)	4,980
Sub-transfer agent fees	3,673
Reports to shareholders	3,578
Other	1,902
Total expense before reimbursement	329,575
Less: Expense reimbursement by Adviser (See note 3)	(113,480)
Net expenses	216,095
NET INVESTMENT LOSS	(159,073)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,302,691
Foreign currency transactions	(10)
Net realized gain (loss)	1,302,681
Net change in unrealized appreciation (depreciation) on investments
Investments	248,644
Foreign currency translation	(10)
Net change in unrealized appreciation (depreciation)	248,634
Net realized and change in unrealized gain on investments	1,551,315
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,392,242

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
OPERATIONS:
Net investment loss	$(159,073)	$(57,958)
Net realized gain on investments	1,302,681	1,133,849
Change in unrealized appreciation on investments	248,634	851,939
Net increase in net assets resulting from operations	1,392,242	1,927,830

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	—	(644,269)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	15,584,236	18,667,229

NET INCREASE IN NET ASSETS	16,976,478	19,950,790

NET ASSETS:
Beginning of period	24,602,560	4,651,770
End of period	$41,579,038	$24,602,560

(1)	A summary of capital shares is as follows:

	For the Six Months Ended
	June 30, 2021		For the Period Ended
	(Unaudited)		December 31, 2020
SHARE TRANSACTIONS:
Investor Class	Shares	Amount	Shares	Amount
Issued	1,663,898	$20,084,073	1,708,775	$19,346,177
Issued to holders in
reinvestment of dividends	—	—	51,922	606,446
Redeemed	(372,012)	(4,502,630)	(117,180)	(1,285,911)
Redemption fees	—	2,793	—	517
Net increase in shares outstanding	1,291,886	$15,584,236	1,643,517	$18,667,229

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Financial Highlights

	For the
	Six Months Ended	For the	For the
	June 30, 2021	Year Ended	Year Ended
	(Unaudited)	December 31, 2020	December 31, 2019(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of period	$11.68	$10.07	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.05)	(0.06)	0.05
Net realized and unrealized gain on investments	0.61	1.99	0.09
Total from investment operations	0.56	1.93	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.04)
Net realized gains	—	(0.32)	(0.03)
Total distributions	—	(0.32)	(0.07)
Redemption fees	0.00 (4)	0.00 (4)	0.00 (4)
Net asset value, end of period	$12.24	$11.68	$10.07

TOTAL RETURN(5)	4.79%	19.12%	1.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$41,579	$24,603	$4,652
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)	1.91%	3.38%	7.25%
After expense reimbursement(6)	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets(6)	(0.92)%	(0.51)%	0.79%
Portfolio turnover rate(5)(7)	66%	196%	128%

(1)	Inception date of the Fund was May 1, 2019.
(2)	For an Investor share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long term positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited)
June 30, 2021

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) is a Delaware statutory trust organized on July 27, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Palm Valley Capital Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Palm Valley Capital Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The Fund invests primarily in a portfolio of U.S. common stocks of small-cap companies that offer attractive risk-adjusted returns. The Fund considers small-cap companies to be those that, at the time of investment, have a market capitalization of less than $10 billion. Under normal circumstances, the Fund will hold common stocks of fewer than 40 different companies.

The Fund commenced operations on May 1, 2019. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers a single share class, an Investor Class. The Investor Class does not have front end sales loads or deferred sales charges; however, it has a 1.00% redemption fee on shares held 60 days or less and is subject to a distribution fee of up to 0.25% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2021:

Investments at Fair Value
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$7,703,220	$—	$—	$7,703,220
Short-Term Investments	33,784,593	—	—	33,784,593
	$41,487,813	$—	$—	$41,487,813

(1)	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the six months ended June 30, 2021, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B. Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C. Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D. Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

E. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts using the effective interest method.

F. Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed up to 0.25% of average daily net assets of Investor Class shares (See Note 5).

G. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees – Investor Class (see Note 5), shareholder servicing fees, acquired fund fees and expenses, redemption fees, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark- downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Expiration	Amount
January 2023 – December 2024	$113,480
January 2022 – December 2023	$241,983
July 2021 – December 2022	$ 93,868

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2021, are disclosed in the Statement of Operations.

Quasar Distributors, LLC, is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax years since the commencement of operations.

As of December 31, 2020, the components of distributable earnings on a tax basis were:

Tax cost of Investments*	$23,700,432
Gross unrealized appreciation	$938,261
Gross unrealized depreciation	(148,616)
Net unrealized appreciation	789,645
Undistributed ordinary income	511,274
Undistributed long-term capital gains	—
Other accumulated gains/(losses)	11
Total distributable earnings	$1,300,930

*  Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

There were no distributions made by the Fund for the period ended June 30, 2021.

The tax character of distributions paid for the year ended December 31, 2020 was as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2020	$644,269	$ —	$644,269

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate up to 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. For the period ended June 30, 2021, the Investor Class incurred expenses of $43,219 pursuant to the Plan.

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.00% for the Investor Class shares.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2021, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	5,402,768	4,540,684

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2021, Charles Schwab, for the benefit of its customers, owned more than 25% of the outstanding shares of the Fund. As of June 30, 2021, affiliates of the Advisor held 16% of the Fund.

8.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

9.  SUBSEQUENT EVENTS

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. On July, 22, 2021, the Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s Distributor.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited)
June 30, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, swhich is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-224-7256 (PALM).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-224-7256 (PALM). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-224-7256 (PALM), or (2) on the SEC’s website at www.sec.gov.

PALM VALLEY CAPITAL FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Palm Valley Capital Management LLC
422 Jacksonville Drive
Jacksonville Beach, FL 32250

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-224-7256 (PALM).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)                      /s/ Ryan Roell
Ryan Roell, President

Date     September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Ryan Roell
Ryan Roell, President

Date     September 2, 2021

By (Signature and Title)                      /s/ Cullen Small
Cullen Small, Treasurer

Date     September 2, 2021